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                                                                EXHIBIT 10.2(4)


                                THIRD AMENDMENT

                                     TO THE

                            STOCK PURCHASE AGREEMENT

          THIRD AMENDMENT TO THE STOCK PURCHASE AGREEMENT (as defined below), dated as of September 24, 1996, by and among GGS MANAGEMENT HOLDINGS, INC., a Delaware corporation (the "Company"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GORAN CAPITAL INC., a Canadian corporation ("Goran"), SYMONS INTERNATIONAL GROUP, INC., an Indiana corporation and a wholly-owned subsidiary of Goran ("SIG"), and PAFCO GENERAL INSURANCE COMPANY, an Indiana Corporation ("Pafco").

          WHEREAS, as of January 31, 1996, the Company, GSCP, Goran and SIG entered into a Stock Purchase Agreement (the "Stock Purchase Agreement");

          WHEREAS, as of March 28, 1996, the Company, GSCP, Goran and SIG entered into the First Amendment to the Stock Purchase Agreement pursuant to which the parties amended certain provisions of the Stock Purchase Agreement and Exhibit J thereto;

          WHEREAS, as of April 30, 1996, the Company, GSCP, Goran and SIG entered into the Second Amendment to the Stock Purchase Agreement pursuant to which the parties amended certain provisions of the Stock Purchase Agreement and Exhibit H, Exhibit I and Exhibit N thereto;

          WHEREAS, on April 30, 1996, the Company, GSCP, Goran and SIG entered into a letter agreement (the "Letter Agreement") pursuant to which the parties
(a) agreed that Section 1.7(b) of the Stock Purchase Agreement shall have no further force and effect and (b) acknowledged that Pafco had declared a dividend payable to SIG in the amount, if any, by which the Book Value of Pafco as reflected on the Closing Date Balance Sheet exceeded $15,300,000, as such excess amount shall have been adjusted pursuant to the terms of the Letter Agreement;

          WHEREAS, the parties hereto now desire to declare the Letter Agreement null and void and of no further force and effect, to cause SIG to relinquish all rights to payment in respect of any dividend declared by Pafco prior to the date hereof, and to amend certain provisions of the Stock Purchase Agreement; and


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          WHEREAS, simultaneously herewith the Company, GSCP, Goran and SIG are entering into an Amended and Restated Stockholder Agreement (the "Amended Stockholder Agreement").

          NOW, THEREFORE, in consideration of the Company, GSCP, Goran and SIG executing and delivering the Amended Stockholder Agreement simultaneously herewith, and in respect of other consideration the validity and sufficiency of which is hereby acknowledged, the parties hereto agree to as follows:

          1. Voidance of the Letter Agreement. The parties hereto agree and acknowledge that the Letter Agreement shall be null and void and of no further force and effect.

          2. Relinquishment and Cancellation of Dividend. SIG hereby relinquishes any and all rights it may have to receive any payment in respect to any dividend declared by Pafco prior to the date hereof, and Pafco hereby cancels each such dividend.

          3. Amendment of Stock Purchase Agreement. The Stock Purchase Agreement is hereby amended as follows:

          3.1. Section 1.7(b) is hereby deleted in its entirety (except that any terms defined in Section 1.7(b) shall retain the meanings set forth therein whenever elsewhere used in the Stock Purchase Agreement).

          3.2. Section 9.2(f) is hereby amended to read in its entirety as follows:

               "(f) In the event that a GSCP Indemnified Party shall at any time be entitled to be indemnified or held harmless for any Loss pursuant to this Agreement, such obligation shall be satisfied as follows:

                     (i)  If prior to the earlier of (x) an IGF Company Sale and
(y) the first anniversary of the Closing Date, Goran or SIG shall issue to GSCP a promissory note in an amount (the "Note Amount") equal to the amount of such Loss (or, at GSCP's election, in lieu of Goran or SIG issuing such note to GSCP, (1) Goran or SIG shall issue a promissory note to the Company in such amount as is necessary for the GSCP Indemnified Party to be fully indemnified and held harmless for such Loss, or (2) subject to paragraph (g) below, the Company shall issue to GSCP a number of shares of Company Common Stock such that after issuing such shares GSCP and its Affiliates, in the aggregate, will own the Applicable Percentage of the Investment Company Common Stock). The "Applicable Percentage" shall mean (a) $21,200,000 divided by, (b) the Total Investment less (i) the Note Amount, (ii) in the case of an issuance of shares of Company Stock pursuant to Section 9.2(f)(ii), the Section 9.2(f)(ii) Loss Amount (as



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defined in Section 9.2(f)(ii)), or (iii) in the case of an issuance of shares of Company Common Stock pursuant to Section 9.2(i), the amount owing pursuant to a promissory note issued by Goran or SIG and not paid in full when due. The "Total Investment" means $44,166,667 less (a) the aggregate amount of all Note Amounts and Excess Amounts which, in lieu of Goran or SIG issuing a promissory note or paying cash to the Company pursuant to Section 9.2(f)(i) or Section 9.2(f)(ii), respectively, the Company issued shares of Company Common Stock to GSCP and (b) the aggregate amount owed pursuant to all promissory notes issued by Goran or SIG pursuant to Section 9.2 and not paid in full when due and in respect of which the Company issued shares of Company Common Stock to GSCP. "Investment Company Common Stock" shall mean the shares of Company Common Stock held as of the Closing and any shares of Company Common Stock issued pursuant to Section 9.2 hereof, in each case, as adjusted as appropriate to reflect stock dividends paid, stock splits effected or other similar transactions, by the Company.

                    (ii)  If after the earlier of (x) an IGF Company Sale and
(y) the first anniversary of the Closing Date, Goran or SIG shall pay to GSCP in cash an amount equal to such Loss (the "Section 9.2(f)(ii) Loss Amount") (or, at GSCP's election, in lieu of Goran or SIG paying to GSCP such amount of cash, (1) Goran or SIG shall contribute to the Company in such amount as is necessary for the GSCP Indemnified Party to be fully indemnified and held harmless for such Loss or, (2) if such amount is not contributed to the Company, the Company shall issue to GSCP a number of shares of Company Common Stock such that after issuing such shares GSCP and its Affiliates, in the aggregate, will own the Applicable Percentage of the Investment Company Common Stock)."

          4. Miscellaneous. Except as expressly set forth in this Amendment, the Stock Purchase Agreement, as amended, and the Exhibits thereto shall otherwise remain unchanged and in full force and effect and remain binding upon the parties hereto.



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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                           GGS MANAGEMENT HOLDINGS, INC.

                           By: /s/ Alan G. Symons
                              -------------------------------------------
                              Name: Alan Symons
                              Title: President

                           GS CAPITAL PARTNERS II, L.P.

                           By:  GS Advisors, L.P., its general partner
                                By:  GS Advisors, Inc., its general partner

                           By: /s/ Terence M. O'Toole
                              -------------------------------------------
                              Name: Terence M. O'Toole
                              Title: Vice President


                           GORAN CAPITAL INC.

                           By: /s/ Alan G. Symons
                              -------------------------------------------
                              Name: Alan Symons
                              Title: President


                           SYMONS INTERNATIONAL GROUP, INC.

                           By: /s/ Douglas H. Symons
                              -------------------------------------------
                              Name: Douglas H. Symons
                              Title: President

                           PAFCO GENERAL INSURANCE COMPANY

                           By: /s/ Douglas H. Symons
                              -------------------------------------------
                              Name: Douglas H. Symons
                              Title: President



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